SEGMENT REPORTING	12 Months Ended
Dec. 31, 2025
Segment Reporting [Abstract]
SEGMENT REPORTING

11. SEGMENT REPORTING

The Company operates in one operating segment, and therefore one reportable segment, focused on developing and commercializing AI technology platform solutions.

The accounting policies for the Company’s single operating segment are the same as those described in the summary of significant accounting policies. The Company’s Chief Executive Officer is the Chief Operating Decision Maker (“CODM”). The CODM manages the Company’s business activities as a single operating and reportable segment at the consolidated level. Accordingly, our CODM uses consolidated net loss to allocate resources, and assess performance. The measure of segment assets is reported on the consolidated balance sheet as total consolidated assets.